UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 18, 2006

Waterbank of America (USA) Inc.
(Exact name of registrant as specified in its charter)

Utah	0-51075	20-0919460
(State of other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Espirito Santo Plaza
1395 Brickell Avenue, Suite 1020
Miami, Florida    33131
(Address of principal executive offices including zip code)

(786) 597-5282
(Registrant's telephone number, including area code)

      N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

WATERBANK OF AMERICA (USA) INC.

EXPLANATORY NOTE:

      This Amendment No. 1 on Form 8-K/A for Waterbank of America (USA) Inc. (formerly Autostrada Motors, Inc.)(the "Company") for the period ended October 18, 2006 is being filed to amend and restate the items described below contained in the Company's Current Report on Form 8-K for such period originally filed with the Securities and Exchange Commission on October 25, 2006.

      This Amendment No. 1 amends Item 9.01(b), Pro Forma Financial Statements to present Autostrada Motors, Inc. as a discontinued operation as of the historical year ended September 30, 2005 and the historical nine months ended June 30, 2006. Pursuant to SEC Rule 12b-15, this Form 8-K/A omits items of the original Form 8-K filed on October 25, 2006 that have not been amended.

      In order to preserve the nature and character of the disclosures set forth in such items as originally filed and as previously amended, this Amendment No. 1 does not reflect events occurring after the filing of the original Current Report on Form 8-K on October 25, 2006, or modify or update the disclosures presented in those filings, except to reflect the revisions as described above.

Item 9.01    Financial Statements and Exhibits.

(b) Pro Forma Financial Statements.

	Historical
	Year Ended
	September 30, 2005		Pro Forma		Pro Forma
	Waterbank	Autostrada	Adjustment (B)		Combined
		(unaudited)	(unaudited)		(unaudited)

Net Sales	$ 279,169	$ 4,075,316	$ (4,075,316)		$ 279,169
Cost of sales	(181,147)	(3,754,979)	3,754,979		(181,147)
Gross profit	98,022	320,337	(320,337)		98,022
Selling expenses	(210,279)	(35,760)	35,760		(210,279)
General and administrative expenses	(1,088,274)	(257,855)	257,855		(1,088,274)
Gain (loss) from operations	(1,200,531)	26,722	(26,722)		(1,200,531)
Interest expense	(155,900)	(17,524)	17,524		(155,900)
Income (loss) before income taxes	(1,356,431)	9,198	(9,198)		(1,356,431)
Income tax (expense) benefit	-	(100)	100		-
Net income (loss) before discontinued operation	$ (1,356,431)	$ 9,098			$ (1,347,333)
Discontinued operation			(9,098)		(9,098)
Net income (loss)	$ (1,356,431)	$ 9,098	$ (9,098)		$ (1,356,431)

Basic and diluted
Loss before discontinued operation	(0.26)	0.00			(0.03)
Discontinued operation			(0.00)		(0.00)
Net loss per share	(0.26)	0.00	(0.00)		(0.03)

Weighted average shares outstanding:
Basic and diluted	5,122,512	8,400,000	29,621,748	(A)	43,144,260

(A)

These additional shares are the result of the Share Exchange and Share Purchase Agreements, the acceptance of the new subscription agreements and the conversion of Waterbank convertible debentures into shares of common stock.

(B)	This pro forma adjusment is to present Autostrada as a discontinued operation.

	Historical
	Nine Months Ended
	June 30, 2006		Pro Forma		Pro Forma
	Waterbank	Autostrada	Adjustment (B)		Combined
	(unaudited)	(unaudited)	(unaudited)		(unaudited)

Net Sales	$ 255,208	$ 3,966,587	$ (3,966,587)		$ 255,208
Cost of sales	(164,742)	(3,709,022)	3,709,022		(164,742)
Gross profit	90,466	257,565	(257,565)		90,466
Selling expenses	(141,356)	(20,923)	20,923		(141,356)
General and administrative expenses	(1,489,618)	(279,627)	279,627		(1,489,618)
Loss from operations	(1,540,508)	(42,985)	42,985		(1,540,508)
Interest expense	(428,952)	(20,482)	20,482		(428,952)
Gain on troubled debt restructuring	811,194	-	-		811,194
Loss before income taxes	(1,158,266)	(63,467)	63,467		(1,158,266)
Income tax (expense) benefit	-	6,639	(6,639)		-
Net loss before discontinued operation	(1,158,266)	(56,828)			(1,215,094)
Discontinued operation			56,828		56,828
Net loss	$ (1,158,266)	$ (56,828)	$ 56,828		$ (1,158,266)

Basic and diluted
Loss before discontinued operation	(0.17)	(0.01)			(0.03)
Discontinued operation			(0.00)		(0.00)
Net loss per share	(0.17)	(0.01)	0.00		(0.03)

Weighted average shares outstanding:
Basic and diluted	6,913,701	8,400,000	27,830,559	(A)	43,144,260

(A)

These additional shares are the result of the Share Exchange and Share Purchase Agreements, the acceptance of the new subscription agreements and the conversion of Waterbank convertible debentures into shares of common stock.

(B)	This pro forma adjusment is to present Autostrada as a discontinued operation.

(d) Exhibits:

2.1    Share Exchange and Share Purchase Agreement among, inter alia, Autostrada Motors, Inc., 2113261 Ontario Inc., and Water Bank of America Inc.

Exhibit A - List of Shareholders

Exhibit B - Exchange and Voting Agreement

Exhibit C - Support Agreement

3.1    Certificate of Designations, Preferences and Rights of the Series A Convertible Preferred Stock

3.2    Amend Certificate of Designations, Preferences and Rights of the Series A Convertible Preferred Stock

3.3    Articles of Amendment to Articles of Incorporation

3.4    Articles of Incorporation of Water Bank of America Inc.

3.5    Form 4 Amending Articles of Incorporation of Water Bank of America Inc.

3.6    Form 4 Amending Articles of Incorporation of Water Bank of America Inc.

3.7    Bylaws of Water Bank of America Inc.

3.8    Articles of Incorporation of Eau de Source Vita (2000) Inc.

3.9    Bylaws of Eau de Source Vita (2000) Inc.

10.1    Agreement Relating to the Contribution of Goodwill and Various Assets dated April 8, 2004, among Ice Rocks, Ice Rocks Participations, Colbert Foncier, Thierry Lacan, and Bruno Ledoux, on the one hand, and Water Bank of America Inc..

10.2    Assistance Agreement between Eau de Source Vita (2000) Inc., Water Bank of America Inc. and Ice Rocks dated April 8, 2004.

10.3    The Addendum to Assistance Agreement dated September 17, 2004.

10.4    Agreement Amending The Assistance Agreement dated April 8, 2004 and The Addendum dated September 17, 2004

10.5    Share Purchase By Mutual Agreements of the Shares of North American Spring Water (N.A.S.W.) Inc., between 3841944 Canada Inc. and N.A.S.W. dated May 10, 2002. (Acquisition of Gatineau Spring).

10.6    Rollover Agreement Between 3841944 Canada Inc. and Water Bank of America dated August 16, 2002.

10.7    Addendum to Rollover Agreement dated February 3, 2006.

10.8    Manufacture Sub-Contract between Societe Sofabo and Water Bank of America Inc. dated October 27, 2004.

10.9    Manufacture Sub-Contract between Ice Rocks and Societe Sofabo dated February 26, 2001.

10.10    Addendum to Manufacturing Sub-Contract between Societe Sofabo and Water Bank of America Inc dated May 3, 2005.

10.11    Addendum to Manufacturing Sub-Contract between Societe Sofabo and Water Bank of America Inc dated May 9, 2005.

10.12    Sofabo Attestation dated September 29, 2006.

10.13    Agreement of Sale of Share dated July 28, 2005, among Yves Theriault, Bruno St-Onge, Gestion Bruno St-Onge Inc., Water Bank of America Inc. and 4287762 Canada Inc. and Annexes.

10.14    Sale of Shares Agreement dated February 11, 2006, between Water Bank of America Inc. and Antirouille Metropolitain Canada Ltee and Annexes.

10.15    License Agreement dated February 11, 2006, between Water Bank of America Inc. and 4287762 Canada Inc.

10.16    Agreement for Supply of Water dated February 11, 2006, between Water Bank of America Inc. and 4287762 Canada Inc.

10.17    Agreement for the Manufacture of Secured Spring Water Ice Cubes and Bottled Water dated February 11, 2006, between Water Bank of America Inc. and 4287762 Canada Inc.

10.18    Second Addendum to Agreement for Supply of Water and First Addendum Agreement for the Manufacture of Secured Spring Water Ice Cubes and Bottled Water dated October 10, 2006, between Water Bank of America Inc. and 4287762 Canada Inc.

10.19    Amended Secured Convertible Debenture granted in favor of 4186486 Canada Inc. by Water Bank of America Inc. dated October 20, 2005 together with letters of confirmation of partial acquittance

10.20    Employment Agreement dated September 1, 2006 between Water Bank of America Inc. and Jose Francisco Klujsza

10.21    Employment Agreement dated June 1, 2006 between Water Bank of America Inc. and Stewart B. Levitan

10.22    Employment Agreement dated June 1, 2006 between Water Bank of America Inc. and Jean Jean Pelletier

10.23    First Amendment to Employment Agreement dated June 19, 2006 between Water Bank of America Inc. and Jean Jean Pelletier

10.24    Employment Agreement dated June 1, 2006 between Water Bank of America Inc. and Robert P. Pelletier

10.25    Consulting Agreement effective June 1, 2006 between Water Bank of America Inc. and Michael Borkowski [to come.]

10.26    Placement Agent Agreement dated June 14, 2006 between Water Bank of America Inc. and Kingsdale Capital Markets (USA) Inc.

10.27    First Amendment to Placement Agent Agreement dated August 1, 2006 between Water Bank of America Inc. and Kingsdale Capital Markets (USA) Inc.

10.28    Second Amendment to Placement Agent Agreement dated September 30, 2006 between Water Bank of America Inc. and Kingsdale Capital Markets (USA) Inc.

10.29    Form of Investor's Warrant Agreement

10.30    Form of Placement Agent's Warrant Agreement

10.31    Warrant Agreement between Waterbank of America (USA) Inc. and Quantum Merchant Bankers, LLC

10.32    Office Space Lease Agreement dated June 2, 2006 between Estoril Incorporated, a Florida corporation, as Landlord, and Water Bank of America Inc., as Tenant.

10.33    Indemnification Agreement of Douglas W. Fry, Stephen R. Fry and Travis T. Jenson in favor of Water Bank of America Inc.

Documents Incorporated by Reference:

10-SB Registration Statement filed with the Securities and Exchange Commission on December 14, 2004, and as amended on February 9, 2005, March 1, 2005 and March 21, 2005.

Part I, Item 8: Description of Securities.

10-KSB Annual Report for the year ended December 31, 2005, filed with the Securities and Exchange Commission on March 31, 2006.

Part I, Item 1: Business.

10-QSB Quarterly Report for the quarter ended June 30, 2006, filed with the Securities and Exchange Commission on August 9, 2006, and 10-QSB Quarterly Report for the quarter ended September 30, 2006, filed with the Securities and Exchange Commission on October 17, 2006.

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 11, 2007	WATERBANK OF AMERICA (USA) INC. By: /s/ MICHEL P. PELLETIER MICHEL P. PELLETIER President and Chief Executive Officer